FIRST QUARTER 2023 EARNINGS PRESENTATION May 11, 2023 1 JanusIntl.com

2 FORWARD LOOKING STATEMENTS Certain statements in this communication, including the estimated guidance provided under “2023 Outlook” herein, may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this communication are forward-looking statements, including, but not limited to statements regarding Janus’s belief regarding the demand outlook for Janus’s products and the strength of the industrials markets. When used in this communication, words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions, as they relate to the management team, identify forward- looking statements. Such forward-looking statements are based on the current beliefs of Janus’s management, based on currently available information, as to the outcome and timing of future events, and involve factors, risks, and uncertainties that may cause actual results in future periods to differ materially from such statements. In addition to factors previously disclosed in Janus’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: (i) risks of the self-storage industry; (ii) the highly competitive nature of the self- storage industry and Janus’s ability to compete therein; (iii) litigation, complaints, and/or adverse publicity; (iv) cyber incidents or directed attacks that could result in information theft, data corruption, operational disruption and/or financial loss; and (v) the risk that the demand outlook for Janus’s products may not be as strong as anticipated. There can be no assurance that the events, results, trends or guidance regarding financial outlook identified in these forward-looking statements will occur or be achieved. Forward-looking statements speak only as of the date they are made, and Janus is not under any obligation and expressly disclaims any obligation, to update, alter or otherwise revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law. This communication is not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in Janus and is not intended to form the basis of an investment decision in Janus. All subsequent written and oral forward-looking statements concerning Janus or other matters and attributable to Janus or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above and under the heading “Risk Factors” in Janus’s most recently filed Annual Report on Form 10-K and Quarterly Report on Form 10-Q, as updated from time to time in amendments and its subsequent filings with the SEC. .

3 NON-GAAP FINANCIAL MEASURES In this presentation Janus uses measures of performance that are not required by or presented in accordance with GAAP in the United States. Non-GAAP financial performance measures are used to supplement the financial information presented on a GAAP basis. These non-GAAP financial measures should not be considered in isolation or as a substitute for the relevant GAAP measures and should be read in conjunction with information presented on a GAAP basis. Adjusted EBITDA, and Adjusted Net Income, Adjusted Basic EPS, and Adjusted Diluted EPS are non-GAAP financial measures used by Janus to evaluate its operating performance, generate future operating plans, and make strategic decisions, including those relating to operating expenses and the allocation of internal resources. Accordingly, Janus believes Adjusted EBITDA, and Adjusted Net Income, Adjusted Basic EPS, and Adjusted Diluted EPS provide useful information to investors and others in understanding and evaluating Janus’s operating results in the same manner as its management and board of directors and in comparison with Janus’s peer group companies. In addition, Adjusted EBITDA, and Adjusted Net Income, Adjusted Basic EPS, and Adjusted Diluted EPS provide useful measures for period-to-period comparisons of Janus’s business, as they remove the effect of certain non-recurring events and other non-recurring charges, such as acquisitions, and certain variable or non-recurring charges. Adjusted EBITDA is defined as net income excluding interest expense, income taxes, depreciation expense, amortization, and other non-operational, non-recurring items. Adjusted Net Income is defined as net income plus the corresponding tax-adjusted add-backs shown in the Adjusted EBITDA reconciliation. Adjusted Basic earnings (income) per share (EPS) is computed by taking Adjusted Net Income divided by the weighted average number of shares of common stock outstanding during the period. Adjusted Diluted earnings (income) per share (EPS) is computed by dividing Adjusted Net Income by the weighted average number of common shares outstanding plus the effect of dilutive potential common shares outstanding during the period using the treasury stock method. Dilutive potential common shares include stock purchase warrants and contingently issuable shares attributable to the earn-out consideration. Please note that the Company has not provided the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, for the Adjusted EBITDA forward-looking guidance for 2023 included in this communication in reliance on the "unreasonable efforts" exception provided under Item 10(e)(1)(i)(B) of Regulation S-K. Providing the most directly comparable GAAP financial measure, or a quantitative reconciliation thereto, cannot be done without unreasonable effort due to the inherent uncertainty and difficulty in predicting certain non- cash, material and/or non-recurring expenses or benefits; legal settlements or other matters; and certain tax positions. Because these adjustments are inherently variable and uncertain and depend on various factors that are beyond the Company's control, the Company is also unable to predict their probable significance. The variability of these items could have an unpredictable, and potentially significant, impact on our future GAAP financial results. Adjusted EBITDA, and Adjusted Net Income, Adjusted Basic EPS, and Adjusted Diluted EPS should not be considered in isolation of, or as an alternative to, measures prepared in accordance with GAAP. There are a number of limitations related to the use of Adjusted EBITDA, and Adjusted Net Income, Adjusted Basic EPS, and Adjusted Diluted EPS rather than net income (loss), which is the nearest GAAP equivalent of Adjusted EBITDA and Adjusted Net Income, or Basic EPS and Diluted EPS, which is the nearest equivalent to Adjusted Basic EPS and Adjusted Diluted EPS. These limitations include that the non-GAAP financial measures: (i) exclude depreciation and amortization, and although these are non-cash expenses, the assets being depreciated may be replaced in the future; (ii) do not reflect interest expense, or the cash requirements necessary to service interest on debt, which reduces cash available; (iii) do not reflect the provision for or benefit from income tax that may result in payments that reduce cash available; (iv) exclude non-recurring items (i.e., the extinguishment of debt); and (v) and may not be comparable to similar non-GAAP financial measures used by other companies, because the expenses and other items that Janus excludes in the calculation of these non-GAAP financial measures may differ from the expenses and other items, if any, that other companies may exclude from these non-GAAP financial measures when they report their operating results. Because of these limitations, these non-GAAP financial measures should be considered along with other operating and financial performance measures presented in accordance with GAAP.

4 AGENDA Ramey Jackson Chief Executive Officer Business Overview & Market Update Anselm Wong Chief Financial Officer 1Q23 Financial Overview

5 ▪ Strong 9.8% organic revenue growth across all sales channels • Restore, Rebuild & Replace (“R3”) up 26.9% • New Construction up 2.6% • Commercial & Other up 2.6% ▪ Robust Adjusted EBITDA1 growth of 37.0% to $61.2 million ▪ Delivered Adjusted EBITDA margin of 24.3%, an increase of ~480 basis points vs 1Q2022 as productivity initiatives and commercial actions more than offset labor and input cost pressures ▪ Strong free cash flow2 generation of $44.2 million; TTM 1Q2023 free cash flow conversion of Adj. Net Income1 of 88% ▪ Paid down $50 million against first term loan facility debt ▪ Subsequent to quarter end, credit rating upgraded by Moody’s First Quarter 2023 Revenue Mix First Quarter 2023 Highlights 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation.

6 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation. Adj. EBITDA1 $61.2M 37.0% increase 24.3% margin Revenue $251.9M 9.8% increase Adj. Diluted EPS1 $0.18 Adj. Net Income1 of $26.4M Operating Cash Flow $50.2M FCF2 of $44.2M Q1 2023 Results Overview Continued Strong Growth and Execution

7 Building on Record of High Return Capital Allocation Strong cash flow profile, financial flexibility, disciplined capital deployment Free Cash Conversion of Adj. NI 75% - 100% 88% TTM at 1Q23 Solid Balance Sheet 2.0x-3.0x Leverage Target Net Debt/Adj. EBITDA of 2.4X at 1Q23, within target range Liquidity of $149.6M at 1Q23 Invest in Growth Acquisitions Focus on core business and strategic adjacencies Maintain capital discipline Financial Flexibility Optimize Returns Prioritized actions to optimize capital structure and returns Value-enhancing initiatives

8 3-5 Year Long-Term Targets Plan in Motion for Significant Value Creation ■ Expand industry-leading position in well-structured market ■ Deliver Strong growth across existing sales channels and expand adoption of Nokē Remote Access ■ Drive Robust EBITDA margins and grow suite of higher margin solutions offerings ■ Continue to deliver solid free cash flow generation ■ Execute value-accretive acquisitions Annual Organic Revenue Growth 4% - 6% EBITDA Margin 25% - 27% Net Leverage 2.0x – 3.0x Free Cash Flow Conversion 75%-100%

9 2023 Guidance UPDATED FULL YEAR 2023 Guidance Revenue $1.06B to $1.08B 5.0% increase vs. 2022 at midpoint Adjusted EBITDA1 $253M to $278M 17.0% increase vs. 2022 at midpoint • Raising full year guidance for Revenue and Adjusted EBITDA • Strong outlook reflects current backlog and pipeline, along with combined benefit of commercial actions and productivity initiatives Building on Established Momentum to Deliver Another Year of Record Results 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC.

10 ▪ Strong first quarter organic growth driven primarily by R3 sales channel ▪ Commercial and productivity initiatives continue to drive top line growth, offsetting higher costs • ~480 bps improvement in Adj. EBITDA1 margin YoY ▪ Ongoing meaningful cash generation; free cash flow of $44.2 million; TTM 1Q2023 free cash flow2 conversion of Adjusted Net Income1 of 88% ▪ Quarter-end net leverage ratio3 of 2.4x – down 1.9x from 1Q2022 and well within target range of 2.0x - 3.0x ▪ Moody’s upgraded credit rating to B1 from B2, maintains stable outlook ▪ Increasing Full-Year 2023 guidance range to $1.06 - $1.08 billion for revenue and $253 - $278 million for Adjusted EBITDA Q1 2023 and 2023 Summary 1. Adjusted EBITDA, Adjusted Net Income and Adjusted Diluted EPS are not financial measures determined in accordance with GAAP. For a definition of these metrics and a reconciliation to our most directly comparable financial measure calculated and presented in accordance with GAAP, please see the company’s latest filings with the SEC as well as the appendix of this presentation. 2. Free cash flow as reconciled in the appendix of this presentation. 3. Net leverage defined as (total debt – cash and cash equivalents)/TTM adjusted EBITDA.

11 Adjusted EBITDA Reconciliation Three Months Ended April 1, 2023 April 2, 2022 Variance $ % Net Income $ 25,982 $ 19,704 $ 6,278 31.9% Interest Expense 15,998 8,775 7,223 82.3% Income Taxes 9,017 6,607 2,410 36.5% Depreciation 2,180 1,857 323 17.4% Amortization 7,416 7,225 191 2.6% EBITDA $ 60,593 $ 44,168 $ 16,425 37.2% COVID-19 related expenses(1) — 109 (109) (100.0)% Restructuring Charges(2) 590 103 487 472.8% Acquisition expense(3) — 287 (287) (100.0)% Adjusted EBITDA $ 61,183 $ 44,667 $ 16,516 37.0% 1. Adjustment consists of signage, cleaning and supplies to maintain work environments necessary to adhere to CDC guidelines during the COVID-19 pandemic. See “Impact of COVID-19” section. 2. Adjustments consist of the following: 1) facility relocations, 2) severance and hiring costs associated with our strategic transformation, including executive leadership team changes, strategic business assessment and transformation projects. 3. Expenses related to the transition services agreement for the DBCI acquisition which closed August 18, 2021

12 Adjusted Net Income Reconciliation Three Months Ended April 1, 2023 April 2, 2022 Net Income (Loss) $ 25,982 $ 19,704 Net Income Adjustments(1) 590 499 Tax Effect Non-GAAP on Net Income Adjustments(2) (152) (125) Non-GAAP Adjusted Net Income $ 26,420 $ 20,078 1. Refer to SEC public filings for detailed breakout. This amount reconciles to the EBITDA Adjustments/Non-GAAP Adjustments 2. Tax effected for the net income adjustments. Used effective tax rates 25.8% and 25.1% for the three months ended April 1, 2023 and April 2, 2022

13 Non-GAAP Adjusted EPS Three Months Ended April 1, 2023 April 2, 2022 Numerator: GAAP Net Income $ 25,982 $ 19,704 Non-GAAP Adjusted Net Income $ 26,420 $ 20,078 Denominator: Weighted average number of shares: Basic 146,703,894 146,561,717 Adjustment for Restricted Stock Units 48,007 271,172 Diluted 146,751,901 146,832,889 GAAP Basic EPS $ 0.18 $ 0.13 GAAP Diluted EPS $ 0.18 $ 0.13 Non-GAAP Adjusted Basic EPS $ 0.18 $ 0.14 Non-GAAP Adjusted Diluted EPS $ 0.18 $ 0.14

14 Free Cash Flow Conversion Trailing Twelve-Months Ended April 1, 2023 April 2, 2022 Cash flow from operating activities $ 113,938 $ 74,044 Less capital expenditure (11,997) (20,382) Free cash flow $ 101,941 $ 53,662 Non-GAAP Adjusted Net Income $ 116,299 $ 77,522 Free cash flow conversion of Non-GAAP Adjusted Net Income 88% 69 % Three Months Ended April 1, 2023 April 2, 2022 Cash flow from operating activities $ 50,246 $ 24,777 Less capital expenditure (6,070) (2,880) Free cash flow $ 44,176 $ 21,897 Non-GAAP Adjusted Net Income $ 26,420 $ 20,078 Free cash flow conversion of Non-GAAP Adjusted Net Income 167% 109%